UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2026

CYNGN INC.

(Exact name of registrant as specified in charter)

Delaware	001-40932	46-2007094
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1344 Terra Bella

Mountain View, CA 94043

(Address of principal executive offices) (Zip Code)

(650) 924-5905

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CYN	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective January 27, 2026, by unanimous consent the Board of Directors (the “Board”) of Cyngn, Inc. (the “Company”) amended and restated the Bylaws of the Company (the “Amended Bylaws”). The approved revisions are intended to improve corporate governance by: (i) adding a comprehensive director-qualification framework; (ii) refine advance-notice director nomination mechanics (including supplemental information and timing); and (iii) clarify authority and standards for managing stockholder meetings held by remote communication. Among other matters, the Amended Bylaws:

●	Amend Section 2.12 to tighten and clarify the Company’s ability to request supplemental director nominees information in the Company’s proxy statement, with such provisions including the eligibility criteria, compliance with disclosure requirements and notification procedures applicable to such stockholders;

●	Amend Section 2.14 to provide for any stockholder meeting to be held virtually or via means of remote communication and for the electronic transmission of notices for stockholder meetings (to the extent allowed under applicable law); and

●	Add Section 3.15 to codify certain features concerning (i) the powers, election, qualification and term of directors, (ii) how Board vacancies are filled and (iii) procedures for director resignations and removals.

This description of the amendments to the Bylaws is qualified in its entirety by reference to the text of the Amended Bylaws filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The below exhibit is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

3.1	Amended and Restated Bylaws (effective January 27, 2026)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2026

CYNGN INC.

By:	/s/ Natalie Russell
Natalie Russell
Chief Financial Officer

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